UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

November 4, 2010

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3585 Monroe Street

Santa Clara, California 95051

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)

Following careful deliberation, on November 4, 2010, the Audit Committee of the Board of Directors (the “Audit Committee”) of Extreme Networks, Inc. (the “Company”) decided to dismiss Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm.

EY’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 27, 2010 and June 28, 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. EY’s report on the Company’s consolidated financial statements as of and for the year ended June 27, 2010 did contain a separate paragraph stating: “As discussed in Note 6 to the consolidated financial statements, in fiscal year 2008, Extreme Networks, Inc. changed its method of accounting for uncertain tax positions in accordance with the guidance provided in Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109 (codified in FASB ASC Topic 740, Income Taxes),” and EY’s report on the Company’s consolidated financial statements as of and for the year ended June 28, 2009 did contain a separate paragraph stating: “As discussed in Note 7 to the consolidated financial statements, in fiscal year 2008, Extreme Networks, Inc. changed its method of accounting for uncertain tax positions in accordance with the guidance provided in Interpretation No. 48, “Accounting for Uncertainty in Income Taxes”. The audit reports of EY on the effectiveness of internal control over financial reporting as of June 27, 2010 and June 28, 2009, respectively, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended June 27, 2010 and June 28, 2009, respectively, and in the subsequent interim period through September 26, 2010, there were (i) no disagreements between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided EY with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that EY furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of EY’s letter dated November 10, 2010 is attached as Exhibit 16.1 hereto.

(b)

The Audit Committee also determined on November 4, 2010 to seek the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending June 26, 2011, and on November 10, 2010, the Company received confirmation that KPMG LLP would accept the engagement.

The Company did not, nor did anyone on its behalf, consult KPMG during the Company’s two most recent fiscal years and any subsequent interim period prior to the Company’s engagement of that firm regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, any matter being the subject of disagreement or “reportable event” or any other matter as defined in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter regarding change in certifying accountant from Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2010

EXTREME NETWORKS, INC.

By:	/S/ BOB L. COREY
Bob L. Corey
Chief Financial Officer

3